UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant ☒
Filed by a party other than the Registrant   ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
 ☐ Definitive Proxy Statement
☒ Definitive Additional Materials
 ☐ Soliciting Material under §240.14a-12

Ocugen, Inc.
(Name of Registrant as Specified in Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒ No fee required
 ☐ Fee paid previously with preliminary materials
 ☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE RECONVENED ON DECEMBER 22, 2026
DEAR STOCKHOLDER:
A special meeting of stockholders (the “Special Meeting”) of Ocugen, Inc., a Delaware corporation (the “Company,” “Ocugen,” “we,” “us” or “our”), was originally convened virtually on September 21, 2026 for our stockholders to vote on:
1.
Approval of the adoption of an amendment to Ocugen’s Sixth Amended and Restated Certificate of Incorporation, as amended (the “Charter”), to increase the number of authorized shares of common stock by 250,000,000 shares (“Proposal 1”); and

2.
Approval of an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1 (the “Adjournment Proposal”).

The Adjournment Proposal was approved by our stockholders at the Special Meeting, and the Special Meeting was adjourned to October 5, 2026 solely with respect to Proposal 1, in order to provide additional time for our stockholders to consider and vote on Proposal 1. On October 5, 2026, the Special Meeting was further adjourned to October 26, 2026 (the “adjourned Special Meeting”).
Notice is hereby given that the adjourned Special Meeting is being postponed and will be reconvened virtually on December 22, 2026, at 8:00 a.m., Eastern Time (the “reconvened Special Meeting”). The reconvened Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via a live audio webcast. You will be able to attend the reconvened Special Meeting online, vote electronically and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/OCGN2026SM.
At the reconvened Special Meeting, stockholders will vote on Proposal 1, which is more fully described in the proxy statement filed by Ocugen with the Securities and Exchange Commission (the “SEC”) on July 30, 2026 (the “Proxy Statement”).

THE BOARD UNANIMOUSLY RECOMMENDS A VOTE FOR PROPOSAL 1.

You are entitled to notice of the reconvened Special Meeting and to vote at the reconvened Special Meeting and any adjournments or postponements thereof only if you were a stockholder of record as of the close of business on October 30, 2026 (the “New Record Date”). As of the New Record Date, there were 339,306,603 shares of our common stock issued and outstanding.
To attend and participate in the reconvened Special Meeting, you will need the 16-digit control number included in the Notice of Internet Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. If you lose your 16-digit control number, you may join the reconvened Special Meeting as a “Guest,” but you will not be able to vote, ask questions, or access the list of stockholders as of the New Record Date.

The deadline for submitting a proxy to vote by telephone or Internet at www.proxyvote.com is 11:59 p.m., Eastern Time, on December 21, 2026. If you are a registered stockholder and attend the reconvened Special Meeting, you may also vote online during the reconvened Special Meeting at www.virtualshareholdermeeting.com/OCGN2026SM. For more information regarding how to vote, please see Frequently Asked Questions included below in this Notice.
We previously provided the Proxy Statement to our stockholders of record as of the close of business on July 27, 2026 (the “Original Record Date”), which set forth detailed information about the originally convened Special Meeting and the proposals that stockholders were being asked to consider. The Proxy Statement and Appendix A attached thereto are incorporated into this Notice by reference, other than any information therein relating to (i) the record date and date and time of the reconvened Special Meeting, and (ii) the granting and revocation of proxies with respect to the reconvened Special Meeting, which are addressed by this Notice.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE RECONVENED SPECIAL MEETING TO BE HELD ON DECEMBER 22, 2026. IN ACCORDANCE WITH THE SEC RULES THAT ALLOW COMPANIES TO FURNISH PROXY MATERIALS TO THEIR STOCKHOLDERS OVER THE INTERNET, WE MAIL TO MANY STOCKHOLDERS A NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS RATHER THAN A PAPER COPY OF OUR PROXY MATERIALS RELATED TO THE RECONVENED SPECIAL MEETING. THIS NOTICE OF THE RECONVENED SPECIAL MEETING, THE PROXY STATEMENT AND THE PROXY CARD ARE FIRST BEING MADE AVAILABLE OR MAILED TO OUR STOCKHOLDERS OF RECORD AS OF THE NEW RECORD DATE, WHO WERE NOT STOCKHOLDERS OF RECORD AS OF THE ORIGINAL RECORD DATE, ON OR ABOUT NOVEMBER 6, 2026. IF YOU WERE A HOLDER OF RECORD OF OUR COMMON STOCK AS OF THE ORIGINAL RECORD DATE AND AS OF THE NEW RECORD DATE, WE PREVIOUSLY MADE AVAILABLE OR MAILED THE PROXY STATEMENT TO YOU, AND WE WILL MAKE AVAILABLE OR MAIL TO YOU THIS NOTICE AND THE PROXY CARD ON OR ABOUT NOVEMBER 6, 2026. YOU MAY ALSO ACCESS THESE PROXY MATERIALS FREE OF CHARGE AT WWW.PROXYVOTE.COM.
YOUR VOTE IS IMPORTANT. STOCKHOLDERS ARE URGED TO READ THIS NOTICE, THE PROXY STATEMENT, AND ANY OTHER RELEVANT SOLICITATION MATERIALS WHEN THEY BECOME AVAILABLE, CAREFULLY AND IN THEIR ENTIRETY, BECAUSE THESE DOCUMENTS CONTAIN IMPORTANT INFORMATION CONCERNING THE RECONVENED SPECIAL MEETING AND PROPOSAL 1.

FREQUENTLY ASKED QUESTIONS
1. HOW DO I VOTE MY SHARES?
Voting is quick and easy! You may vote at the reconvened Special Meeting by voting online during the live audio webcast or you may cast your vote in any of the following ways:

Mailing your signed proxy card or voter instruction card	Using the Internet at www.proxyvote.com	Calling toll-free from the United States, U.S. territories and Canada to 1-800-690-6903

2. IF I ALREADY VOTED, DO I NEED TO VOTE AGAIN?
If you previously submitted a proxy for the Special Meeting as originally convened on September 21, 2026 and subsequently adjourned, which proxy has not been revoked, and you are a holder of record on the New Record Date, we intend to vote those proxies, covering all shares of our common stock that you are entitled to vote as of the New Record Date, at the reconvened Special Meeting as specifically instructed through your proxy or, if no direction was given, “FOR” Proposal 1.
If you are a stockholder of record as of the New Record Date, you may change your vote or revoke your proxy at any time before it is voted at the reconvened Special Meeting by (i) signing another proxy card with a later date, which we must receive no later than December 21, 2026; (ii) submitting a new proxy electronically over the Internet or by telephone after the date of the earlier submitted proxy and prior to 11:59 p.m., Eastern Time, on December 21, 2026; (iii) giving our Corporate Secretary written notice at IR@ocugen.com before the reconvened Special Meeting; or (iv) attending the reconvened Special Meeting virtually and voting at the meeting.
Note that although the form of proxy card provided with this Notice includes a reference to the Adjournment Proposal, our stockholders have already approved the Adjournment Proposal on September 21, 2026, and any additional votes that we receive on that proposal will have no effect.
If you hold your shares in “street name,” you should instruct your bank, broker or other nominee how to vote your shares in accordance with the voting instruction form that you will receive from your bank, broker or other nominee. If you previously submitted a voting instruction form for the Special Meeting as originally convened on September 21, 2026 and subsequently adjourned, we intend to ask your bank, broker or other nominee to vote your shares in accordance with any such previously-delivered voting instruction form, but we cannot guarantee that your bank, broker or other nominee will vote your shares with respect to Proposal 1 if you do not submit a new voting instruction form for the reconvened Special Meeting. You should contact your bank, broker or other nominee to determine whether your bank, broker or other nominee will vote your shares at the reconvened Special Meeting as previously directed with respect to the originally convened Special Meeting, for directions as to how to change or revoke any prior voting instructions, and to obtain your 16-digit control number, which is necessary to vote at the reconvened Special Meeting.

If you have any questions or need assistance voting your shares, please reach out to our proxy solicitor:

Campaign Management
Strategic Stockholder Advisor and Proxy Solicitation Agent
15 West 38th Street, Suite #747
New York, New York 10018.
North American Toll-Free Phone:1-844-399-2361
Email: info@campaign-mgmt.com
Call Collect Outside North America: +1 (212) 632-8422
By Order of the Board of Directors,

Shankar Musunuri, Ph.D., MBA
Chairman of the Board, Chief Executive Officer and Co-Founder of Ocugen

November 6, 2026

ocugen™

OCUGEN, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS, INC.
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/OCGN2026SM**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. Your proxy card must be received no later than the day before the meeting date.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T05077-S52007

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

OCUGEN, INC.

The Board of Directors recommends you vote FOR the following proposals:

NOTE: Such other procedural matters relating to the foregoing proposals as may properly come before the meeting or any adjournment, continuation or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice and Proxy Statement is available at www.proxyvote.com.

T05078-S52007

OCUGEN, INC.
Special Meeting of Stockholders
December 22, 2026 8:00 AM ET
This proxy is solicited by the Board of Directors

The stockholder(s) hereby appoint(s) Shankar Musunuri and Rita Johnson-Greene, or either of them, as proxies, each with the power to appoint their substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side, all of the shares of common stock of OCUGEN, INC. that the stockholder(s) is/are entitled to vote at the Special Meeting of Stockholders, 8:00 AM ET on December 22, 2026, virtually at www.virtualshareholdermeeting.com/OCGN2026SM, and any further adjournment, continuation or postponement thereof. **If no direction is made, the proxy will be voted (a) "FOR" Approval of the adoption of an amendment to the Charter to increase the number of authorized shares of common stock by 250,000,000 shares, (b) "FOR" Approval of an adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting to approve Proposal 1, and (c) in the discretion of the proxies upon such other procedural matters related to the foregoing proposals as may properly come before the Special Meeting or any adjournment, continuation or postponement thereof.**

The undersigned stockholder hereby revokes any other proxy heretofore executed by the undersigned for the Special Meeting and acknowledges receipt of the Notice of the Special Meeting and the Company's Proxy Statement.

Continued and to be signed on reverse side